Investor Update February 2012 EXHIBIT 99.1

2

Information Related to Forward-Looking Statements
Statements made in this presentation that state the Company’s or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's future events and actual results, financial or otherwise, could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause future events or actual results to differ materially from those in the forward-looking statements are included in the “Risk Factors”
section of the Company's SEC filings, including, but not limited to, the Company's Annual Report and quarterly reports. You are cautioned not to place undue reliance on such forward-looking statements.
Use of non-GAAP measures
We frequently use the non-GAAP measures of earnings before depreciation, amortization and deferred taxes (“EBDT”), comparable net operating income (“NOI”) and measures based on the pro-rata consolidation method (“pro-rata”) to explain operating performance and assist investors in evaluating our business. In addition, we present a schedule of components to assist investors in determining the “net asset value” (“NAV”) of the Company, also a non-GAAP measure.  For a more thorough discussion of EBDT, NOI, pro-rata measures and NAV, including how we reconcile these measures to their GAAP counterparts, please refer to the Supplemental
Package furnished to the SEC on Form 8-K on December 8, 2011 and the NAV Components
Schedule attached to the Company’s press release announcing strategic actions and enhanced disclosure furnished to the SEC on Form 8-K on February 2, 2012. Copies of our quarterly and annual Supplemental Packages and the press release containing the NAV Components Schedule can be found on our website at www.forestcity.net, or on the SEC’s website at www.sec.gov.

Mission
Forest City is a leading owner, operator, and developer
of distinctive and diversified real estate projects in
select core markets, which create value for our
shareholders, customers, and communities through
place creation, sustainable practices, and long-term
investment perspective.
We operate by developing meaningful relationships and
leveraging our entrepreneurial capabilities with
creative and talented associates who embrace our
core values.
Vision
To be the real estate leader and partner-of-choice in
creating distinctive places to live, work, and shop.

Our Strategic Foundation

Develop unique,
differentiated real estate
that fuels growth, creates
a “sense of place” and
builds communities in
strong core markets
Be a value-added
owner and operator
of a diverse portfolio of
profitable real estate
assets
Build a strong,
sustaining capital
structure and balance
sheet that allow us to
further create value
and profitable growth

2012-2015 Strategic Plan

Key Themes:
•
Increase shareholder value by:
Continuing to improve the balance sheet and
reduce risk
Driving operational excellence through all aspects
of our company
Great focus on the core, both markets and
products

Investment Profile: “Core-PLUS”

Core Products:
• Diverse portfolio of 220+ income-producing assets
• Apartment, office, retail, life science, mixed use, military housing
• Consistent NOI growth, stable occupancy, low tenant concentration
Core Markets:
• Gateway cities with strong growth/demographics, barriers to entry
• 76% + of assets in New York, D.C., Boston, Chicago, Denver, California
• Selective expansion in new growth markets, including Texas
PLUS:
• Signature development capability to fuel future growth
• Substantial entitlement at large, mixed-use projects in core markets
• Expertise in public/private partnerships, urban infill, adaptive reuse
• 90-year+ track record, 50 years as a public company

NOI by Product Type: 514,029 $
Casino Land Sale 42,622
The Nets (14,969)
Corporate Activities (37,452)
Other (1) (9,543)
Grand Total NOI 494,687 $
Pro-Rata Consolidation  (dollars in thousands)
Net Operating Income by Product Type
Nine Months Ended October 31, 2011
Retail
$179,866
35.0%
Office
$188,680
36.7%
Apartments
(2)
$109,821
21.4%
Military Housing
$19,458
3.8%
Hotels
$9,898
1.9%
Land
$6,306
1.2%
NOI by Market: 514,029 $
Casino Land Sale 42,622
The Nets (14,969)
Corporate Activities (37,452)
Other 1 (9,543)
Grand Total NOI 494,687 $
Net Operating Income by Core Market
Pro-Rata Consolidation  (dollars in thousands)
Nine Months Ended October 31, 2011
Boston
$31,418
6.1%
California
$79,436
15.5%
Chicago
$17,472
3.4%
Denver
$24,785
4.8%
Washington, D.C.
$51,134
9.9%
Philadelphia
$18,071
3.5%
Non-Core
Markets
$131,408
25.6%
New York
$160,305
31.2%
(1) Includes write -offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of tax credit income.
(2) Includes subsidized senior housing.
Balanced, Diverse NOI Sources

NOI by Market and Product Type*

Office Retail Apartments
New York 71% 24% 5%
California 10% 70% 20%
Washington DC 32% 42% 26%
Cleveland 38% 10% 52%
Boston 77% 0% 23%
Denver 5% 58% 37%
Pittsburgh 23% 73% 4%
Chicago 15% 31% 54%
Philadelphia 20% 25% 55%
Florida 0% 64% 36%
Las Vegas 0% 100% 0%
Other 7% 54% 39%
40% 38% 22%
* Excludes Senior Housing, Military Housing,
Supported Living, Land, Land Sales, Hotels, and
Other

NOI by Product Type and Market*

Office Retail Apartments
New York 59% 21% 7%
California 4% 30% 14%
Washington DC 9% 12% 13%
Cleveland 8% 2% 21%
Boston 13% 0% 7%
Denver 0% 5% 6%
Pittsburgh 2% 8% 1%
Chicago 1% 3% 9%
Philadelphia 2% 2% 10%
Florida 0% 4% 4%
Las Vegas 0% 6% 0%
Other 2% 7% 8%
100% 100% 100%
* Excludes Senior Housing, Military Housing,
Supported Living, Land, Land Sales, Hotels, and
Other

Average Comparable Occupancy
%
Consistent Operations
Comparable NOI Growth – Year-over-Year, Pro Rata
%
Source: Supplemental Packages for the nine months ended October 31 2011, and the year ended January 31, 2011, 2010, and 2009.
Historical Operations
(1)  Prior periods have been recasted to exclude subsidized senior housing.  The Company believes this change will improve disclosure by allowing investors to see results for the conventional apartment portfolio separated from those of the limited-dividend senior-housing properties.
11
“We are pleased with where we are through the first nine months of the year. We continue to see solid fundamentals in our core product types and markets, and our residential multi-family portfolio, in particular, continues to perform very well.” –
David LaRue, President and CEO
92
90
91 91
91
90
89
90
92
91
94
95
86
88
90
92
94
96
YE 1/31/09 YE 1/31/10 YE 1/31/11 YTD 10/31/11
Retail Office Residential (1)
0.3
(3.9)
2.2 2.1
1.1 1.2
5.4
(3.1)
1.4
(3.9)
4.3
6.7
(6.0)
(4.0)
(2.0)
-
2.0
4.0
6.0
8.0
YE 1/31/09 YE 1/31/10 YE 1/31/11
YTD 10/31/11
Retail Office Residential (1)

Consistent Operations
EBDT per Share ($ per share)
(1) (2)
Historical Operations
EBDT ($ in millions)
12
(1)
Refer to the Investors section of Forest City’s web site (http://ir.forestcity.net/phoenix.zhtml?c=88464&p=IROL-reportsother) for Supplemental Packages for the periods referenced above, which provide reconciliation of EBDT to its nearest GAAP equivalent.
(2)
Per–share data reflects new Class A common shares and the “if-converted” effect of convertible debt and convertible preferred stock issued in 2009 and 2010.

Portfolio Highlights - Office
•
49 properties, 13.5M s.f. in conventional and
life science office
•
Concentrations in New York and Boston
•
Key properties:
New York Times, Manhattan (shown)
MetroTech Center, Brooklyn
University Park at MIT, Cambridge

Portfolio Highlights - Apartments • 123 apartment communities, 34,200 total units • Key properties: DKLB BKLN, Brooklyn River Lofts at Tobacco Row, Richmond Metro 417, Los Angeles (shown) 14

Portfolio Highlights – Retail
•
46 centers, 26.5M total s.f.,
16.0 M GLA
•
Enclosed regional malls,
open-air lifestyle centers,
big-box/power centers,
specialty centers
•
Key properties:
San Francisco Centre/
The Emporium
Short Pump Town Center,
Richmond
42nd Street, New York
Victoria Gardens, Rancho
Cucamonga, CA (shown)

Forest City is proud to be participating in the
privatization of rental residential communities
for military families.
Our portfolio includes more than 14,000 military
family homes located in eight states.  These
include the Southern Group Air Force bases, the
U.S. Air Force Academy, and Naval installations
in Hawaii, Washington, Illinois, Indiana and
Tennessee.
Military Housing Fees
(NOI In Thousands)
Military Housing
16
$
$5,000
$10,000
$15,000
$20,000
$25,000
2005 2006 2007 2008 2009 2010
Property Management Fees
$1,776 $4,092 $3,379 $6,834 $9,881 $9,872
Asset Management Fees
$316 $559 $1,141 $2,272 $2,192 $2,993
Construction Fees
$1,149 $3,344 $9,033 $12,345 $8,783 $5,634
Development Fees
$3,334 $8,983 $16,624 $23,541 $11,169 $5,883
Total
$6,573 $16,978 $30,177 $44,992 $32,025 $24,381
-

Recent Openings, 2010
•
Waterfront Station (former mall), Washington, DC.
Two office buildings, 631K s.f., fully leased, w/street-
level retail.  Sold in May 2011.  LEED Gold.
Substantial entitlement for future phases.
•
East River Plaza (former wire factory), NYC.
Urban, big-box retail center, 527K s.f., w/Manhattan’s
first Costco and Target.
•
Presidio Landmark (former hospital), San Francisco.
161 luxury apartments in Presidio National Park.
LEED Gold and Platinum.
•
Village at Gulfstream
Park,
Hallandale Beach, FL.
Retail/mixed-use center, 511K s.f., anchored by a
thoroughbred racetrack. Serves Miami/Ft. Lauderdale.

Recent Openings, 2011
•
8 Spruce
Street,
* New York City (Lower Manhattan)
Frank Gehry-designed apartment tower.  76 stories,
903 market-rate units.
550+ executed leases
Lower floors include a K-8 public school and an
ambulatory care center for the New York
Downtown Hospital
•
Foundry Lofts, the first residential building at The
Yards mixed-use project in the Capitol Riverfront
district of Washington D.C.
170 loft-style apartments in an adaptive reuse
of a former Navy Yard industrial building.
Initial move-ins began in December, with
commitments for more than half of the units
already.
* Over 680 units are open, remaining units on upper floors are under construction

Under Construction
•
Barclays Center
Arena,
Brooklyn
State-of-the-art sports and entertainment
venue
Future home of the NBA Nets
First phase of the Atlantic Yards mixed-use project,
which will feature more that 6,400 housing units,
approximately 250K s.f. of retail, and more than 8 acres
of open space.
Set to open September, 2012
•
Westchester’s Ridge
Hill,
Yonkers, NY
1.3M s.f. mixed-use retail project
Currently opening in phases, culminating in Lord + Taylor
grand opening of a new 80K s.f store in Spring 2012.
The complex now features a National Amusements
“Cinema de Lux,” and retailers and eateries including
REI, Cheesecake Factory, Dick’s Sporting Goods, Gap,
GapKids, Guitar Center, H&M, L.L.Bean, Sephora, Sur La
Table, Texas de Brazil, and Whole Foods Market, as well
as WESTMED Medical Group, the project’s anchor office
tenant.

Enhanced Disclosure: Net Asset Value Components

*Footnotes provided in Appendix Section
*
(Dollars in millions at Pro-Rata)
Q3 2011 NOI
(1)
Annualized
NOI
(2)
Net Stabilized
Adjustments
(3)
Annualized
Stabilized NOI
Non Recourse
Debt
(4)
A B =A + B
Commercial Real Estate
Retail 57.8 $                 231.2 $           10.3 $               241.5 $           (2,620.1) $
Office 60.7 242.8 1.3 244.1 (2,336.5)
Other (1.7) (6.8) 5.5 (1.3)
Total Commercial Real Estate
116.8 $               467.2 $           17.1 $               484.3 $           (4,956.6) $
Residential Real Estate
Apartments 35.3 $                 141.2 $           2.2 $                 143.4 $           (1,850.5) $
Senior Housing 4.3 17.2 - 17.2
Military Housing 8.5 34.0 - 34.0
Other (3.4) (13.6) 0.3 (13.3)
Total Residential Real Estate
44.7 $                 178.8 $           2.5 $                 181.3 $           (1,850.5) $
Total Rental Properties 161.5 $               646.0 $           19.6 $               665.6 $           (6,807.1) $
Westchester's Ridge Hill and 8 Spruce Street Debt Adj. NET
(5)
318.6
Adjusted Total Rental Properties
161.5 $               646.0 $           19.6 $               665.6 $           (6,488.5) $
Book Value
Non Recourse
Debt
(4)
Westchester's Ridge Hill
(Adjusted for amounts included in "CRP")
(5)
217.5 $           (124.3) $
8 Spruce Street
(Adjusted for amounts included in "CRP")
(5)
307.4 (194.3)
Projects under construction
(4)
1,025.8 (509.1)
Adjusted projects under construction 1,550.7 $         (827.7) $
Projects under development
(4)
884.3 $           (146.2) $
Land held for development or sale
(4)
339.2 $           (57.3) $
Book Value
(4)
Cash and equivalents 281.4 $
Restricted cash and escrowed funds 502.5 $
Notes and accounts receivable, net 409.5 $
Net investments and advances to unconsolidated entities 213.4 $
Prepaid expenses and other deferred costs, net 208.0 $
Book Value
(4)
Bank revolving credit facility - $
Senior and subordinated debt (1,038.5) $
Less: convertible debt 599.1 $
Construction payables (131.0) $
Operating accounts payable and accrued expenses (763.3) $
Number of shares for the three months ended October 31, 2011
(In millions)
221.4
Weighted average shares outstanding - Diluted
Net Asset Value Components - October 31, 2011
Completed Rental Properties ("CRP")
Development Pipeline
Other Tangible Assets
Recourse Debt and Other Liabilities

Appendix Recourse Debt Maturities 22 Asset Sales 23 Lease Expirations 24 Pipeline 26 The Yards – Project Site Plan 32 Sustainability 33 Net Asset Value Components Footnotes 34

Addressing Recourse Debt Maturities

-150
50
250
450
650
850
1050
1250
1450
1650
2010 2011 2012 2013 2014 2015 2016 2017 2018 2034 Total
1/31/09 Debt/Capacity 10/31/11 Convertible Debt 10/31/11 NonConvertible Debt/Capacity
Change in Recourse Debt Capacity - 10/31/11 Compared to
1/31/09

Asset Sales
($ in millions)

Cash Net Annualized Cap EBDT Year EBDT/
Count Proceeds Sales Price NOI rate Prior to Sale Proceeds Leverage
Total (10 Yr + YTD 2011: 2001-2011) 96 1,314,148 3,104,672 205,509 6.6% 97,009 7.4% 58%
Total (10 Yr: 2001-2010) 76 1,032,955 2,426,636 162,967 6.7% 73,598 7.1% 57%
Total (7 Yr: 2004-2010) 62 932,271 2,168,450 141,999 6.5% 63,439 6.8% 57%
Total (5 Yr: 2006-2010) 45 728,572 1,644,114 109,915 6.7% 50,342 6.9% 56%

Office Lease Expirations
(as of October 31, 2011)
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2011 2012 2013 2014 2015
Office Lease Expirations
Percentage of  Net Base Rent Expiring
As of October 31, 2011
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
PERCENTAGE
OF TOTAL
LEASED GLA
NET
BASE RENT
EXPIRING
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
2011 34 233,788 2.10% $ 4,603,027 1.55% $ 20.10
2012 95 971,527 8.73 24,991,425 8.41 31.54
2013 92 1,130,969 10.16 24,730,917 8.32 22.53
2014 69 752,511 6.76 15,576,502 5.24 32.44
2015 44 481,535 4.32 8,911,541 3.00 21.33

Retail Lease Expirations
(as of October 31, 2011)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2011 2012 2013 2014 2015
Retail Lease Expirations
Percentage of  Net Base Rent Expiring
As of October 31, 2011
EXPIRATION
YEAR
NUMBER OF
EXPIRING
LEASES
SQUARE FEET
OF EXPIRING
LEASES
PERCENTAGE
OF TOTAL
LEASED GLA
NET
BASE RENT
EXPIRING
PERCENTAGE
OF TOTAL
BASE RENT
AVERAGE
BASE
RENT PER
SQUARE FEET
EXPIRING
2011 167 603,127 4.66% $ 12,703,390 4.98% $ 29.31
2012 274 968,441 7.48 19,620,106 7.70 27.65
2013 317 1,162,062 8.97 25,115,259 9.85 27.22
2014 270 1,119,901 8.65 21,137,490 8.29 27.74
2015 206 830,644 6.41 18,655,790 7.32 29.60

Pipeline: Projects Opened or Acquired
Note: See pages 33 - 34 in the Supplemental Package for the quarter ended  October 31, 2011 for footnotes.

Openings and Acquisitions as of October 31, 2011
Cost at FCE
Date Pro-Rata
Cost at Full
Total Cost Pro-Rata Share Sq. ft./ Gross
Dev (D) Opened / FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Acq (A) Acquired Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area Commitment %
2011 (2)
Retail Centers:
Westchester's Ridge Hill (d) (q) Yonkers, NY D Q2-11/12 70.0% 100.0% $                    0.0 $             0.0 $                0.0 400,000 400,000
Residential:
8 Spruce Street  (f) (j) Manhattan, NY D Q1-11/12 35.7% 51.0% $                    0.0 875.7 $         446.6 $               903 61%
(in millions)

Pipeline: Projects Under Construction
Note: See page 33 - 34 in the Supplemental Package for the quarter ended  October 31, 2011 for footnotes.

Projects Under Construction as of October 31, 2011 (8)
Cost at FCE
Pro-Rata
Cost at Full
Total Cost Pro-Rata Share Sq. ft./ Gross
Anticipated
FCE Legal
FCE % (a)
Consolidation
at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Opening
Ownership % (a)
(1)
(GAAP) (b)
(2) (1) X (2) Units Area Commitment %
Retail Centers:
(m)
Westchester's Ridge Hill (e) Yonkers, NY Q2-11/12 70.0% 100.0% 842.4 $           842.4 $      842.4 $                1,336,000 1,336,000 (l) 56%
The Yards - Boilermaker Shops Washington, D.C. Q3-12 100.0% 100.0% 19.4 19.4 19.4 41,000 41,000 73%
861.8 $           861.8 $      861.8 $                1,377,000 1,377,000
Office:
Johns Hopkins Parking Garage Baltimore, MD Q3-12 100.0% 100.0% 30.1 $             30.1 $        30.1 $                  492,000
Residential:
Foundry Lofts (r) Washington, D.C. Q4-11 100.0% 100.0% 61.4 61.4 61.4 170
The Aster Town Center (formerly Novella) Denver, CO Q3-12 90.0% 90.0% 10.9 10.9 9.8 85
Botanica Eastbridge Denver, CO Q4-12 90.0% 90.0% 15.4 15.4 13.9 118
Continental Building Dallas, TX Q1-13 100.0% 100.0% 54.3 54.3 54.3 203
142.0 $           142.0 $      139.4 $                576
Arena:
Barclays Center Brooklyn, NY Q3-12 33.8% 33.8% 904.3 $           904.3 $      305.9 $                670,000 18,000 seats (n) 56% (o)
Total Under Construction (k) 1,938.2 $        1,938.2 $   1,337.2 $
Fee Development Project
Las Vegas City Hall Las Vegas, NV Q1-12 - (p) - (p) $ 0.0 146.2 $      $                        0.0 270,000
(in millions)

Pipeline: Equity Requirements

Equity Requirements for Projects Under Construction
(a)
As of October 31, 2011
Less Plus
Unconsolidated Full Less Unconsolidated Pro-Rata
Investments Consolidation Noncontrolling Investments Consolidation
100% at 100% (GAAP) (b) Interest at Pro-Rata (Non-GAAP) (c)
Total Cost Under Construction 1,938.2 $                   - $                 1,938.2 $         601.0 $            - $                 1,337.2 $
Total Loan Draws and Other Sources at Completion
(d)
1,229.3 - 1,229.3 378.3 - 851.0
Net Equity at Completion 708.9 - 708.9 222.7 - 486.2
Net Costs Incurred to Date
(e)
1,309.2 - 1,309.2 328.3 - 980.9
Loan Draws and Other Sources to Date
(e)
649.8 - 649.8 105.6 - 544.2
Net Equity to Date
(e)
659.4 - 659.4 222.7 - 436.7
% of Total Equity 93% 93% 90%
Remaining Costs 629.0 - 629.0 272.7 - 356.3
Remaining Loan Draws and Other Sources 579.5 - 579.5 272.7 - 306.8
Remaining Equity 49.5 $                         - $                  49.5 $                - $                  - $                  49.5 $
% of Total Equity 7% 7% 10%
(dollars in millions)
(a ) This schedule includes only the eight properties listed on the previous page.  This does not include costs associated with phased-in units, operating property renovations and military housing.
(b) Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated  at 100 percent if we are deemed to have control or to be  the primary beneficiary of our investments in the variable interest entity ("VIE").
(c) Cost at pro-rata share represents Forest City's share of cost, based on the Company's pro-rata ownership of each property (a non-GAAP measure).  Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.
(d) "Other Sources" includes estimates of third party subsidies and tax credit proceeds.  The timing and the amounts may differ from our estimates.
(e) Reflects activity through October 31, 2011.

Projects Opened or Acquired: Prior Two Years
Note: See page 33 - 34 in the Supplemental Package for the quarter ended October 31, 2011 for footnotes.

Cost at FCE
Date Pro-Rata Cost at Full Total Cost Pro-Rata Share Sq. ft./ Gross
Dev (D) Opened / FCE Legal FCE % (a) Consolidation at 100% (Non-GAAP) (c) No. of Leasable Lease
Property Location Acq (A) Acquired Ownership % (a) (1) (GAAP) (b) (2) (1) X (2) Units Area Commitment %
Prior Two Years Openings (7)
Retail Centers:
Village at Gulfstream Park (f) Hallandale Beach, FL D Q1-10 50.0% 50.0% $ 198.9 $          99.5 $                  511,000 511,000 70%
East River Plaza (f) Manhattan, NY D Q4-09/Q2-10 35.0% 50.0% 0.0 390.6 195.3 527,000 527,000 90%
Promenade in Temecula Expansion Temecula, CA D Q1-09 75.0% 100.0% 113.4 113.4 113.4 127,000 127,000 89%
113.4 $               702.9 $          408.2 $                 1,165,000 1,165,000
Office:
Waterfront Station
- East 4th & West 4th Buildings (g) Washington, D.C. D Q1-10 45.0% 45.0% 245.9 $               245.9 $          110.7 $                 631,000 99%
Residential:
(h)
Presidio Landmark San Francisco, CA D Q3-10 100.0% 100.0% 96.5 $                 96.5 $            96.5 $                  161 70% (r)
North Church Towers Parma Heights, OH A Q3-09 100.0% 100.0%
5.1
5.1 5.1 399 86%
DKLB BKLN (f) Brooklyn, NY D Q4-09/Q2-10 40.8% 51.0% 0.0 161.8 82.5 365 96%
101.6 $               263.4 $          184.1 $                 925
Total Prior Two Years Openings (i) 460.9 $               1,212.2 $       703.0 $
Recap of Total Prior Two Years Openings
Total 2010 342.4 $               931.9 $          502.0 $
Total 2009 118.5 280.3 201.0
Total Prior Two Years Openings (i) 460.9 $               1,212.2 $       703.0 $
0.0

Projects Under Development (full descriptions)

Projects Under Development
As of October 31, 2011
1) Atlantic Yards - Brooklyn, NY
2) LiveWork Las Vegas - Las Vegas, NV
3) The Yards - Washington, D.C.
4) The Science + Technology Park at Johns Hopkins - Baltimore, MD
5) Colorado Science + Technology Park at Fitzsimons - Aurora, CO
6) Waterfront Station - Washington, D.C.
7) 300 Massachusetts Avenue - Cambridge, MA
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our "shadow pipeline" which are crucial to our long-term growth.  While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing.  The projects listed below represent pro-rata costs of $755.9 million
($946.3 million at full consolidation) of Projects Under Development ("PUD") on our balance sheet and pro-rata mortgage debt of $132.7 million ($176.8 million at full consolidation).
Atlantic Yards is adjacent to the state-of-the art arena, the Barclays Center, which is designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction. In addition, Atlantic Yards is expected to feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
The Yards is a 42-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in Southeast D.C.  The full development is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space.  The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community.  The first residential building, Foundry Lofts, remained under construction as of October 31, 2011 and subsequently opened in November 2011.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 660,000 square feet of office space, an estimated 400 residential units and 40,000 square feet of stores and restaurants.
LiveWork Las Vegas is a mixed-use project on a 13.5-acre parcel in downtown Las Vegas.  At full build-out, the project will have a new 260,000-square-foot City Hall for Las Vegas and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail. The City Hall is owned by the city of Las Vegas and is a fee-development project.
The 31-acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex.
Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North
Wolfe Street, a 279,000-square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.  Development of  a 492,000-square-foot garage at 901 N. Washington Street is currently underway and will provide approximately 1,450 parking spaces for Johns Hopkins and the active buildings at the Science + Technology Park when it is completed in Q3-12.  Construction of a second commercial building totaling 234,000-square-feet is expected to commence by the beginning of 2012.  The new building, which will be developed on a fee basis, will be fully leased to the Department of Health & Mental Hygiene (DHMH) when it is expected to open in Q2-14.
The 184-acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at
Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates; build-to-suit office and research sites; and
flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700-acre Stapleton mixed-used development.
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT,
Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.

Military Housing

Military Housing as of October 31, 2011
Below is a summary of our Military Housing development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services.  The following phases still have a percentage of units opened and under construction:
Anticipated FCE Cost at Full Total Cost No.
Property Location Opening Pro-Rata % Consolidation at 100% of Units
Military Housing - Recent Openings(2)
Navy, Hawaii Increment III Honolulu, HI 2007-Q1-11 * $                  0.0 464.8 $       2,520
Marines, Hawaii Increment II Honolulu, HI 2007-Q2-11 * 0.0 292.7 1,175
Total Recent Openings $                  0.0 757.5 $       3,695
Military Housing Under Construction (9)
Pacific Northwest Communities Seattle, WA 2007-2011 * $                  0.0 280.5 $       2,985
Navy Midwest Chicago, IL 2006-2012 * 0.0 200.3 1,401
Midwest Millington Memphis, TN 2008-2012 * 0.0 33.1 318
Air Force Academy Colorado Springs, CO 2007-2013 50.0% 0.0 69.5 427
Hawaii Phase IV Kaneohe, HI 2007-2014 * 0.0 475.1 1,141
Air Force – Southern Group
Keesler Air Force Base Biloxi, MS Q3-Q4/2011 0.0% 0.0 5.0 1,188
Shaw Air Force Base Sumter, SC 2011-2015 0.0% 0.0 156.5 630
Joint Base Charleston Charleston, SC 2011-2015 0.0% 0.0 72.0 345
Arnold Air Force Base Tullahoma, TN 2011-2015 0.0% 0.0 10.1 22
Subtotal Air Force – Southern Group $                  0.0 243.6 $       2,185
Total Under Construction $                  0.0 1,302.1 $    8,457
*  The Company's share of residual cash flow ranges from 0-20% during the life cycle of the project.
Commitment Executed
Summary of Military Housing Net Operating Income (14,104 end-state units)
(in millions)
Air Force – Southern Group was awarded on August 30, 2010.  This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Tullahoma, TN, Charleston, SC and Biloxi, MS. There are 330
financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force.  The financial closing of the project was executed on September 30,
2011 with property management and construction beginning on October 1, 2011.
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of  certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements. NOI from development and development incentive fees is $2,408,000 and $4,225,000 for the three and nine months ended October 31, 2011 respectively, and $1,818,000 and $5,137,000 for the three and nine months ended October 31, 2010, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of  certain criteria as set forth in the construction contracts. NOI from construction and incentive fees is $911,000 and $2,937,000 for the three and nine months ended October 31, 2011 respectively, and $1,694,000 and $4,754,000 recognized during the three and nine months ended October 31, 2010, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements. Property management, management incentive and asset management fees generated NOI of $3,905,000 and $9,552,000 during the three and nine months ended October 31, 2011, respectively, and $3,563,000 and $9,805,000 during the three and nine months ended October 31, 2010, respectively.

The Yards – Project Site Plan
In total, a 42-acre mixed-use project in the Capitol Riverfront district of Washington D.C.
Expected to include up to 2,700 residential units, 1.8 million square feet of office space, and
300,000  square feet of retail and dining space.
32
Riverfront Park
Completed Fall 2010
Boilermaker Shops
Retail/Office
Opening mid-2012
Foundry Lofts Apts.
Completed late 2011

Sustainability at Forest City

•
Commitment
o
A corporate core value since 2003
o
Dedicated Sustainability Dept. and Commercial Energy Services Dept.
o
Accountability and verification – all projects prepare a sustainability “scorecard”
•
Results
o
30+ projects certified or seeking certification (LEED, Energy Star, others)
o
Approx. 18% of total portfolio is certified (based on cost at pro-rata)
o
A leader in breadth of LEED certifications by project type:
•
New Construction
•
Core & Shell
•
Neighborhood Development
•
Homes
•
Existing Buildings
•
Value-added
o
Leveraging portfolio opportunities for energy generation/sale, reduced cost
o
Forest City included in Calvert Social Index since September, 2010
•
New Developments
o
Focus on results, not specific certifications, however use them to benchmark performance and stay on top of best practices
o
December 2011 – Joined National Better Buildings Challenge, a private sector initiative to increase energy efficiency by 20% by 2020 across 14m SF of the overall portfolio
•
Renewable Energy
o
In-house capability to develop and manage alternative energy projects (solar, wind, waste-
to-energy) deployed on existing Forest City Assets as well as new projects

Net Asset Value Components Footnotes
1)
Pro-rata Q3 2011 Net Operating Income (“NOI”) agrees to the respective amounts in the NOI by Product Group for the three months ended October 31, 2011, as previously disclosed in our October 31, 2011 Supplemental Package furnished with the
Securities and Exchange Commission on Form 8-K on December 8, 2011.
2)
The pro-rata annualized NOI is calculating by taking the Q3 2011 NOI times a multiple of four.
3)
The net stabilized adjustments column represents net adjustments required to arrive at a fully stabilized NOI for those properties currently in initial lease up periods, net of the removal of partial period NOI for recently sold properties.  For those properties currently in initial lease up periods we have included a stabilization adjustment to reflect NOI equal to 5% of the pro-rata cost disclosed in our Development Pipeline disclosure (Prior Two Year Openings). This assumption does not reflect
Forest City’s anticipated NOI, but rather is used in order to establish a hypothetical basis for valuation of lease up properties.
The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to its nearest comparable GAAP measure.
4)
Amounts agree to the respective pro-rata balance of the applicable financial statement line item.
5)
In our October 31, 2011 Form 8K, we disclosed the phased openings of two projects in New York. Westchester’s Ridge
Hill,
as
of October 31, 2011 had $217.5 million of costs incurred at pro-rata consolidation and $124.3 million of mortgage debt at pro-
rata consolidation which were transferred to completed rental properties. 8 Spruce
Street,
as of October 31, 2011, had $307.4
million of costs incurred at pro-rata consolidation and $194.3 million of mortgage debt at pro-rata consolidation which were transferred to completed rental properties (“CRP”). In order to account for the phased openings of Westchester’s Ridge Hill and 8 Spruce Street as NAV components we have made the following adjustments:
•
All costs and associated debt for Westchester’s Ridge Hill and 8 Spruce
Street,
for purposes exclusive to this
disclosure, are accounted for as a component of “Adjusted Projects Under Construction” in the Development
Pipeline section of this schedule.  Accordingly all NOI and debt have been removed from CRP.

Forest City Enterprises, Inc., an NYSE-listed national real estate company with $10.5 billion in total assets (10/31/2011) . The Company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States.
Founded in 1920 and based in Cleveland, Ohio, Forest City’s diverse portfolio includes hundreds of premier properties located throughout the United States. We are especially active in our Core Markets – the New York City metropolitan area, Boston, Greater
Washington, D.C./Baltimore, Denver, California, and Chicago – where we have overcome high barriers to entry and developed a unique franchise. These are great urban markets with strong demographics and good growth potential.
Investor Relations Contact:
Jeff Linton
Senior Vice President, Corporate Communication
Forest City Enterprises
216-416-3558
jefflinton@forestcity.net